Corporate Overview JUNE 2022

This presentation has been prepared by Centessa Pharmaceuticals plc (the “Company”) for informational purposes only and not for any other purpose. This presentation does not contain all the information that is or may be material to investors or potential investors and should not be considered as advice or a recommendation to investors or potential investors in respect of the holding, purchasing or selling of securities or other financial instruments and does not take into account any investor’s particular objectives, financial situation or needs. The communication of this presentation may be restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. 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Statements in this presentation that are not statements of historical fact are forward-looking statements, including, without limitation, statements related to the Company’s ability to deliver impactful medicines to patients; the ability of our key executives to drive execution of the Company’s portfolio of programs; our asset-centric business model and the intended advantages and benefits thereof; research and clinical development plans; the scope, progress, results and costs of developing our product candidates or any other future product candidates; the development and therapeutic potential of our product candidates, including SerpinPC and ZF874; strategy; regulatory matters, including the timing and likelihood of success of obtaining approvals to initiate or continue clinical trials or market any products; market size and opportunity for our product candidates; and our anticipated cash runway. Words such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” “aim,” “seek,” and variations of these words or similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. These forward-looking statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including, without limitation, risks related to the safety and tolerability profile of our product candidates; our ability to protect and maintain our intellectual property position; business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company; risks inherent in developing products and technologies; future results from our ongoing and planned clinical trials; our ability to obtain adequate financing, including through our financing facility with Oberland, to fund our planned clinical trials and other expenses; trends in the industry; the legal and regulatory framework for the industry, including the receipt and maintenance of clearances to conduct or continue clinical testing; future expenditures risks related to our asset-centric corporate model; the risk that any one or more of our product candidates will not be successfully developed and commercialized; the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies; and risks related to the COVID-19 pandemic including the effects of the Delta, Omicron and any other variants, geo-political risks such as the Russia-Ukraine war and other risk factors contained in our filings with the U.S. Securities and Exchange Commission. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. All projections, valuations and statistical analyses are provided for information purposes only. They may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results and to the extent they are based on historical information, they should not be relied upon as an accurate prediction of future performance. This presentation discusses product candidates that are under clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration or any other regulatory agency. No representation or warranty, express or implied, is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation or warranty, express or implied, as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Disclaimer Confidential2

3 We are an R&D innovation engine that aims to discover, develop and ultimately deliver impactful medicines to patients

Centessa management team with deep R&D experience 4 MARELLA THORELL Chief Accounting Officer THOMAS TEMPLEMAN PhD Chief Technology Officer DAVID CHAO PhD Chief Administrative Officer TIA BUSH Chief Quality Officer SAURABH SAHA MD PhD Chief Executive Officer ANTOINE YVER MD MSc EVP & Chairman of Development DAVID GRAINGER PhD Chief Innovation Officer IQBAL HUSSAIN General Counsel GREG WEINHOFF MD MBA Chief Financial Officer JOSH HAMERMESH MBA SVP, Business Development JAVAD SHAHIDI MD MSc Chief Medical Officer

5 Portfolio of rare disease and immuno- oncology programs targeting multi-billion dollar markets SerpinPC in Hemophilia (Hemophilia B for initial registrational trial) REGISTRATIONAL (Programs in registrational trials this year) LB101 and LB201 in Solid Tumors ZF874 in Alpha-1 Antitrypsin Deficiency MGX292 in Pulmonary Arterial Hypertension Orexin Agonists in Narcolepsy and other Sleep-Wake Disorders EMERGING (Programs with clinical proof of concept anticipated in next 18 months) CBS001 in Inflammatory/Fibrotic Diseases CBS004 in Systemic Sclerosis, Lupus Erythematosus EXPLORATORY (Programs with proof of concept beyond 18 months) Pipeline of innovative, potential best-in-class medicines for patients

External market validation for our Registrational and Emerging programs

Asset	Disease	Reason to believe	Market validation	
REGISTRATIONAL (Programs in registrational trials this year)				
SerpinPC	Hemophilia A and B	Associated with **promising ABR reduction** and infrequent **subcutaneous** dosing **with limited risk of thrombosis**	CSL Behring / uniQure	**$2B+** licensing deal in 2020 for Hemophilia B gene therapy in Phase 3 clinical trials
EMERGING (Programs with clinical proof of concept anticipated in next 18 months)				
LB101 / LB201	Solid Tumors	Platform of LockBody® programs designed to **selectively drive effector function activity** while avoiding systemic tox	AMGEN / Teneobio	**$2.5B** acquisition for pipeline of bispecific / multi-specific antibody technologies
ZF874	AATD	**Small molecule** pharmacological chaperone folding corrector intended to address **lung and liver manifestations** of AATD	VERTEX	**$20B** total market cap loss after two clinical failures for small molecule approaches in AATD
MGX292	PAH	**Replacement BMP9 protein** designed to overcome signaling deficiency and directly target underlying disease mechanism	MERCK / ACCELERON	**$11.5B** acquisition; lead candidate sotatercept indirectly impacts BMPR2 pathway
Orexin Agonists	Narcolepsy	Designed to leverage unique structural insights and to **directly target underlying pathophysiology** of orexin neuron loss	Takeda	**$5B** market cap loss after clinical failure of orexin agonist in Narcolepsy Type 1 (NT1)

Source: Otsuka Holdings FY2021 Financial Results Presentation; uniQure 8-K (May 6, 2021); Amgen PR (July 27, 2021); Vertex market cap loss based on share price changes from Oct 14, 2020 ($271.46) to Oct 15, 2020 ($215.28) and June 10, 2021 ($216.77) to June 11, 2021 ($193.02); Acceleron PR (Sept 30, 2021); Takeda market cap loss based on share price changes from Oct 5, 2021 ($16.08) to Oct 6, 2021 ($14.31).

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CENTESSA PHARMACEUTICALS

Upcoming 2022 catalysts with cash runway now into 2026

$544.5 million cash and cash equivalents as of March 31, 2022

2022 data

- ✓ **LB101 in Solid Tumors:** Preclinical data presented at ASCO in June 2022
- **ZF874 in AATD:** Ph 1 data from multiple dose cohorts anticipated in 2H 2022
- **SerpinPC in Hemophilia:** Open-label extension (OLE) data expected in 4Q 2022

2022 program updates

- ✓ **CBS001 in Inflammatory / Fibrotic Diseases:** Ph1 in Healthy Volunteers commenced in April 2022
- **SerpinPC in Hemophilia B:** Start of Hem B registrational trials planned in 2H 2022
- **LB101 in Solid Tumors:** IND anticipated in late 2022
- **CBS004 in autoimmune diseases:** IND anticipated in late 2022

Potential for multiple clinical proof of concept (PoC) readouts over the next 12-24 months

Note: On June 2, 2022, the Company updated its cash runway estimate following its strategic decision to voluntarily discontinue development of lixivaptan.
Cash runway does not include the remaining available tranches under the Oberland facility. Currently $75m drawn under facility.

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CENTESSA PHARMACEUTICALS

SerpinPC in Hemophilia 8

SerpinPC has the potential to shift Hemophilia B treatment paradigm 9 • Human genetic target validation in individuals who co-inherit Factor V Leiden mutation and either FVIII or FIX mutations reinforced with positive proof-of-concept Phase 2 data GENETIC VALIDATION AND CLINICAL PROOF OF CONCEPT FOR NEW MECHANISM • No sustained elevations in D-dimer and no evidence of thrombosis observed in clinical trials in healthy volunteers and persons with hemophilia UNIQUE MECHANISM THAT IS NOT BELIEVED TO CONFER RISK FOR THROMBOSIS • Observed a median 88% reduction in all bleed ABR in the highest dose cohort in the Phase 2 study, with PK suitable for an infrequent dosing schedule PROMISING REDUCTIONS IN BLEEDING WITH INFREQUENT SUBCUTANEOUS DOSING

SerpinPC is believed to have a unique MoA supported by human genetics 10 Extrinsic Tenase Intrinsic Tenase Prothrombinase Prothrombin Thrombin SerpinPC APC Protein C Feedback Loop SerpinPC reduces levels of circulating APC (1), thereby prolonging activity of prothrombinase (2) and directly increasing the amount of thrombin (3) at the site of tissue damage (1) (2) (3) Genetically validated target based on coinheritance of Factor V Leiden mutation with hemophilia

SerpinPC showed promising reductions in bleeding rates and was observed to be well-tolerated in the Phase 2a study Across all dose levels: • No thrombosis • No instances of sustained elevations in D-dimer • 1 moderate skin reaction led to withdrawal of a subject with history of a skin disorder • Two subjects with ADAs, with no apparent impact on ABRs • No other SerpinPC-related AEs 11 Initial registration studies focused on Hem B (+/- inhibitors) given high unmet need and market opportunity Median ABR reduction for highest dose cohort (1.2 mg/kg) All bleeds Spontaneous joint bleeds -100% -80% -60% -40% -20% 0% -94% -88% Median ABR reduced from 36.0 to 4.4 Median ABR reduced from 21.1 to 2.2

Two registrational trials planned to start in 2H 2022 in Hemophilia B

1

Hem B without inhibitors
Part 1
Randomized dose-justification
(24 weeks on treatment, n = 60)

Observation period → **SerpinPC Multiple cohorts with different dosing frequency** → Part 3

Hem B without inhibitors
Part 2
Expansion phase at selected dose
(24 weeks on treatment, n = 60)

Observation period →
- **SerpinPC Dose regimen based on Part 1 interim analysis (prophylactic arm)** → Part 3
- **SerpinPC Dose regimen based on Part 1 interim analysis (on-demand arm)** → Part 3

Part 3
Extension phase for Part 1/2
(24 weeks on treatment)

SerpinPC Dose regimen based on Part 1 interim analysis

2

Hem B with inhibitors
(48 weeks on treatment, n <20)

Observation period → **SerpinPC 1.2 mg/kg Q2W** → **SerpinPC extension phase**

Note: The first registrational study will also enroll subjects with severe HA, with and without inhibitors, to add to the safety database

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CENTESSA PHARMACEUTICALS

13 LB101 & LB201 in Solid Tumors

LockBody® platform aims to redefine tumor-specific cell killing

PLATFORM DESIGNED TO ADDRESS IMMUNO-ONCOLOGY THERAPY CHALLENGES

- LockBody® mechanism aims to bypass "sink" effects, minimize peripheral toxicity, and enable tumor-localized effector function activity of contingent domains, such as CD47 or CD3, directly into the tumor

UNIQUE TECHNOLOGY DESIGNED TO UNLOCK CELL KILLING IN THE TUMOR

- Contingent potent effector Fabs, such as CD47 or CD3, are blocked by constitutive Fabs, such as PD-L1 or HER2, until human IgG-derived hinges are naturally degraded in the tumor microenvironment (TME)

DESIGNED AS SINGLE AGENT SYSTEMIC TREATMENT

- LB101 is designed as a single agent combining PD-L1 targeting, CD47 blockade and a fully functional IgG1 Fc region

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CENTESSA PHARMACEUTICALS

Unique, modular platform for multiple LockBody® permutations

Differentiation of the LockBody® approach:

- ✓ **Single agent** activity, **systemically delivered**, with a **wide therapeutic index**
- ✓ **Tunable**, conditional activation via **natural cleavage** of IgG-derived hinges (not synthetically engineered)
- ✓ **Localized** concentration of the contingent Fabs optimizes bio-distribution and **avoids systemic tox**
- ✓ **'Plug and play'** leads to easy design of new constructs and IgG-like manufacturing

Constitutive Fab options
for targets expressed in diseased tissues

Hinge options
with tunable rates of cleavage

Contingent Fab options
for tumor cell or immune cell engager targets



Fc region variations
for further modulation of LockBody® activity

15 Confidential
CENTESSA PHARMACEUTICALS

16 Constitutive Fabs: PD-L1 Domains Fully human Contingent Fabs: Locked CD47 Domains Natural cleavage of IgG-derived hinges in tumors IgG1 Fc Exposed CDRs Locked Unlocked LB101 is designed to provide anti-PD-L1 activity plus CD47-targeted activity in the TME

LockBody® mechanism uses human IgG-derived hinges susceptible to multiple proteases in the TME

Published work from others showing cleavage of IgG at the hinge in patient tumor

Cleavage sites in IgG hinge sequence



MMP-3, MMP-12
HNE
Pepsin, MMP-7
-D-K-T-H-T-C-P-P-C-P-A-P-E-L-L-G-G-
Plasmin
Papain
IdeS
GluV8, Cathepsin G

Cleaved hinge detected in Her2+ tumor samples from human patients treated with trastuzumab

No primary Ab



Ab specific for cleaved hinge



Jordan et al. "Proteinase-nicked IgGs: an unanticipated target for tumor immunotherapy" *Oncoimmunology* 2018

17

In vitro: LB101 demonstrated expected target binding in locked and unlocked states 18 LB101 binding to PD-L1 in the locked form, with CD47 binding after activation in the unlocked form Anti-PD-L1 potency similar to atezolizumab in locked form, and strongly enhanced ADCP in unlocked form Unlocked: CD47 binding Locked: PD-L1 blockade Note: The PD-1/PD-L1 cell-based bioassay (Promega, according to manufacturer’s instructions) was used to measure the potency of IgG1 isotype, atezolizumab (anti–PD- L1), and LB101 (digested and undigested with MMP12) from 100 nM to 0.01 nM dilutions 4 3.5 3 2.5 2 1.5 1 0.5 0 0 2 4 8 0 2 4 8 Sample Digestion Timepoint (hours) Sample Digestion Timepoint (hours) Locked Unlocked Human PD-L1 Human CD47 O D 4 5 0 n m 7 6 5 4 3 2 1 0 0.01 Antibody (nM) LB101 LB101 MMP12 1hr LB101 MMP12 2hr Atezolizumab IgG1 isotype 0.1 1 10 100 F o ld I n d u ct io n 25 20 15 10 5 0 0.01 Antibody Concentration (nM) LB101 LB101 MMP12 2hr CD47 IgG4 IgG1 isotype Vehicle 0.1 1 10 100 % C F S E + C e ll s in C D 1 1 b + P o p u la ti o n

In vivo: LB101 showed improved efficacy and durability over control and atezolizumab in a difficult-to-treat mouse model and was well tolerated Single-agent LB101 delivered systemically resulted in PD-L1 directed, local tumor-specific CD47 effector engagement leading to significant tumor regressions • Single-agent LB101: 26/32 tumors eradicated across both doses1 • Isotype control IgG: 0/16 tumors eradicated • Atezolizumab: 4/32 tumors eradicated across both doses2 In rechallenge studies, none of the mice with prior LB101-induced regressions exhibited tumor growth vs. all naïve mice rapidly established tumors LB101 exhibited no anemia, weight-loss or overt toxicity at equimolar doses to atezolizumab, while equimolar doses of CD47 are lethal in this mouse model 19 1. 14/16 eradicated at 8.5 mg/kg dose and 12/16 eradicated at 17 mg/kg dose; 2. 1/16 eradicated at 5 mg/kg dose and 3/16 eradicated at 10 mg/kg dose Note: MC38 hPD-L1+ syngeneic model in mouse

In vivo: Systemically delivered LB101 exhibited significant tumor regression 20 Note: Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101. 3000 2000 1000 0 0 Study Day IgG1 isotype control Atezolizumab 5 mg/kg Atezolizumab 10 mg/kg LB101 8.5 mg/kg LB101 17 mg/kg 5 10 20 25 A v e ra g e T u m o r V o lu m e ( m m 3 ) 15 0/16 regressed 1/16 regressed 3/16 regressed 14/16 regressed 12/16 regressed Cutoff

In vivo: LB101 led to higher survival and showed no tumor growth in rechallenge experiment 21 Note: Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101. Higher survival in mice treated with LB101 compared to isotype control and atezolizumab None of the mice from groups with prior LB101- induced regressions exhibited tumor growth 120 80 40 0 0 Study Day P ro b a b il it y o f S u rv iv a l 60 20 100 10 20 30 40 LB101 8.5 mg LB101 17 mg Atezolizumab 10 mg/kg Atezolizumab 5 mg/kg IgG1 isotype 4000 0 0 Study Day T u m o r V o lu m e ( m m 3 ) 3000 1000 10 20 30 Naive mice (n=8) 2000 LB101 8.5 mg/kg (n=13) LB101 17 mg/kg (n=9)

In vivo: LB101 was well tolerated with no weight loss



40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Mean Body Weight (g) SEM
0
10
20
30
40
50
Study Days
IgG1 Isotype, 10mg/kg, 10 µl/g, i.p.
Atezolizumab, 5mg/kg, 10 µl/g, i.p.
Atezolizumab, 10mg/kg, 10 µl/g, i.p.
LB101, 8.5mg/kg, 10 µl/g, i.p.
LB101, 17 mg/kg, 10 µL/g, i.p.

Note: Arrows indicate dosing every 3 days (Q3d x 6) at Days 0, 3, 6, 9, 12, and 15. 5 mg/kg of atezolizumab is equivalent to 8.5 mg/kg of LB101.

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CENTESSA PHARMACEUTICALS

LockBody® development plan and upcoming milestones

- Planning to submit an IND for LB101 (PD-L1xCD47 LockBody®) in late 2022
- Planning to submit an IND for LB201 (PD-L1xCD3 LockBody®) in 2023
- Continuing to explore full potential of the technology in improving the therapeutic index of other anticancer biological effectors

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CENTESSA PHARMACEUTICALS

ZF874 in AATD 24

ZF874 has the potential to be a disease-modifying treatment for AATD

DESIGNED AS A CATALYTIC, NON-COVALENT SMALL MOLECULE FOLDING CORRECTOR

- ZF874 is designed to bind to the stalled folding intermediate specific to Z-A1AT with no detectable binding to fully folded Z-A1AT *in vitro*; ZF887 in preclin. development, structurally unrelated to ZF874

POTENTIAL TO INCREASE FUNCTIONAL A1AT LEVELS TO PROTECT THE LUNG

- Initial ZF874 clinical data was the first demonstration that a pharmacological chaperone could provide sufficient functional Z-A1AT increases in serum to potentially achieve >11µm levels in PiZZ individuals

POTENTIAL TO CLEAR POLYMERS FROM THE LIVER

- Preclinical data showed both increased blood levels of Z-A1AT and clearance of Z-A1AT polymer from the liver in mice over-expressing human Z-A1AT at lower doses than in human studies

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CENTESSA PHARMACEUTICALS

Preclinical data showed low doses of ZF874 clear polymer & reduced fibrosis

Liver histology from 84-day treatment of mice expressing human Z-A1AT (PiZ mice)

	Vehicle	**ZF874-treated** 54 mpk/day (HED 7 mpk/day)
Z-A1AT polymer (PAS-D staining)		
Fibrosis (Sirius Red staining)		



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Abbreviations: mpk = milligrams per kilogram; PAS-D = Periodic Acid-Schiff staining with diastase; HED = human equivalent dose

CENTESSA PHARMACEUTICALS

Clinical data in PiMZ subjects dosed with placebo or ZF874 15 mpk BID 27 * Activity level equivalent to molar amount of M A1AT reference standard. Baseline for each subject = average of Pre-Screen , Day -1, and Day 1 Pre-Dose values for each subject † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 * Baseline = average of Pre-Screen, Day -1 and Day 1 Pre-Dose values from A1AT functional assay -2 -1 0 1 2 3 4 5 6 7 8 0 7 14 21 28 35 42 49 56 Functional A1AT level, increase over baseline* (µM) Time after 1st dose (days) Treatment period Subject 2002 Placebo Subject 2003 AUC0-12hr 181 µg·hr/ml† Subject 2001 AUC0-12hr 350 µg·hr/ml † +3 µM Demographics and data First 3 subjects in Part B Subj. Treatment Genotype Baseline A1AT* Peak A1AT 2001 15 mpk BID (1.6 g BID) MZ 17.6 µM 23.5 µM 2002 Placebo (N/A) MZ 12.7 µM 13.5 µM 2003 15 mpk BID (1.1 g BID) MZ 14.8 µM 18.3 µM

Liver signal in one PiMZ subject with highest exposure in Part B 0 100 200 300 400 500 600 700 -21 -14 -7 0 7 14 21 28 35 42 49 56 63 70 28 ALT (IU/L) Time after 1st dose (days) Treatment period ULN ♂ (70 IU/L) Subject 2002 ♂ Placebo Subject 2003 ♀ AUC0-12hr 181 µg·hr/ml Subject 2001 ♂ AUC0-12hr 350 µg·hr/ml * ULN ♀ (33 IU/L) † Trapezoidal AUC for the first 12 hours after the first dose on Day 28 • Subject 2001 showed increases in ALT (8X ULN) and AST (3.5X ULN) after the treatment period • In the same subject, BILI, GGT and ALP stayed in the reference range throughout the observation period • No liver signal was observed in SAD with PiMM healthy volunteers in Part A (n = 42, dose range 1.5 mpk to 50 mpk) • All other observed AEs were mild Abbreviations: ULN = upper limit of normal; IU/L = international units per liter; BILI = bilirubin; GGT = gamma-glutamyl transferase; ALP = alkaline phosphatase

Overview of ongoing Phase 1 trial of ZF874 in AATD 1. Morning doses given in the fasted state. Evening doses given after an evening meal Note: 2 subjects received placebo in each cohort for Cohorts 1-6 and none in Cohort 7 15 mg/kg, fed Part A, Cohort 7 (n=6)25 mg/kg BID(1) Part A, Cohort 6 (n=8) 15 mg/kg BID(1) Part A, Cohort 5 (n=8) 50 mg/kg Part A, Cohort 4 (n=8) 15 mg/kg Part A, Cohort 3 (n = 8) 5 mg/kg Part A, Cohort 2 (n = 8) 1.5 mg/kg Part A, Cohort 1 (n = 8) Part A (completed): Single Ascending Dose Study in Healthy Volunteers Part B (ongoing): 28-day Repeat Dosing in PiXZ Subjects (Including PiZZ and PiMZ Subjects) Part B, Cohort 2 (n = 5) 15 mg/kg BID 2.5 mg/kg BID Part B, Cohort 1 (n = 3) Protocol may be amended to extend duration of dosing in Part B to up to 3 months pending receipt of satisfactory long-term animal tox data 29 Dose TBD Dose TBD Part B, Cohort 3 Part B, Cohort …

MGX292 in PAH 30

MGX292 has the potential for disease reversal / modification in PAH

DESIGNED TO DIRECTLY TARGET CENTRAL UNDERLYING DISEASE MECHANISM IN PAH

- Recombinant modified BMP9 replacement protein designed to directly target BMPR2/ALK1 pathway vs. experimental therapies which inhibit Activin signaling with only indirect effects on this pathway

IN VIVO DATA DEMONSTRATED POTENTIAL TO RESTORE VASCULAR FUNCTION

- MGX292 was observed to reverse established advanced pulmonary vascular remodeling in the Sugen-hypoxia rat model, with almost complete reversal of disease at high dose

POTENTIAL FOR RAPID DEVELOPMENT IN GENETICALLY DEFINED PAH

- Potential development plan to address ~25% of idiopathic PAH patients with loss-of-function mutations in the BMP9 signaling axis

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CENTESSA PHARMACEUTICALS

MGX292 is designed to directly target central underlying disease mechanism 32 In PAH, reduced BMP9 signaling results in the pathological changes underlying PAH. With MGX292 treatment, supplementation with exogenous recombinant BMP9 protein (MGX292) leads to restored signaling and normalization of endothelial cell functions. Endoglin ALK1 BMPR-II Smad4 BMP9, BMP10 MGX292 Smad1/5/8 • Homeostasis • Survival • Vascular Stability MGX292 Mechanism

MGX292 demonstrated dose-dependent reversal of established lung vascular pathology in Sugen-hypoxia rat model MGX2921 reversed neointimal lesions in Sugen-hypoxia rat model of severe PAH 0 5 10 15 20 Normoxic vehicle 3 weeks vehicle 7 weeks vehicle BMP9 (10µg/kg) MGX292 (3µg/kg) MGX292 (10µg/kg) MGX292 (30µg/kg) PROGRESSION REGRESSION Extent of disease at start of treatment period Sugen-Hypoxia Number of neointimal lesions per 100 vessel Sugen-hypoxia2 (7 weeks) MGX292 treatment (30µg/kg) Normal rat lung 1. MGX292 treatment was given daily for 4 weeks; 2. Red arrows depict vascular lesions33

Development plan for MGX292 in PAH Preclinical development ongoing, currently in the IND-enabling stage Plan to conduct pre-IND meeting with the FDA in the second half of 2022 Plan to submit an IND for MGX292 in early 2023 34

35 OX2R Agonists in NT1

Our novel orexin agonist approaches have the potential to change the global standard of care in narcolepsy 36 • Lead molecules are designed to selectively target the Orexin Receptor-2 (OX2R) based on structure- based drug design DESIGNED TO DIRECTLY TARGET UNDERLYING PATHOPHYSIOLOGY OF DISEASE • Observed significant increases in wakefulness in the NT1 model mice and wild type mice for the exemplar small molecule agonists and in wild type mice for the exemplar peptide agonists IN VIVO DATA DEMONSTRATED DOSE DEPENDENT EFFECTS IN INCREASING WAKEFULNESS • Program led by former Takeda orexin team leadership; exclusive license to Sosei Heptares’s StaR® technology and exclusive collaboration with Schrödinger to support novel discovery efforts TEAM AND EXCLUSIVE PARTNERSHIPS ENABLE DIFFERENTIATED DRUG DISCOVERY

Our small molecule and peptide orexin agonists are designed to provide a potential replacement therapy approach in NT1 37 Example X-ray structure of OX2R with small molecule orexin agonist (shown in purple) Example Cryo-EM structure of OX2R with peptide agonist (shown in purple) Our small molecule and peptide orexin agonist molecules have demonstrated sub-nanomolar potency in in vitro assays * * Based on EC50, in vitro functional profiles of exemplar small molecule agonists and exemplar peptide agonists in a calcium mobilization FLIPR assay with cells expressing recombinant human OX2R

Novel small molecule and peptide orexin agonists demonstrated dose- dependent effects in increasing wakefulness in mice Exemplar small molecule agonists Exemplar peptide agonist Wakefulness detected by piezoelectric monitoring, which is a rapid, non-invasive method for classifying sleep and wakefulness by unsupervised machine learning 38

Development plan for orexin agonists in NT1 Plan to submit IND / CTA for lead oral program in 2023 Plan to submit IND / CTA for intranasal program in 2023 Intend to explore additional indications beyond NT1 39

Key value drivers 40 Note: Cash runway does not include the remaining available tranches under the Oberland facility Substantial innovative pipeline of rare disease and immuno -oncology assets targeting multi-billion dollar markets Potential for multiple clinical proof of concept (PoC) readouts over the next 12-24 months Cash runway into 2026

41